UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT

                 Pursuant to Section 13 OR 15(d)
             of the Securities Exchange Act of 1934

                Date of Report:     March 3, 2005
        (Date of earliest event reported:  March 1, 2005)

                HAVERTY FURNITURE COMPANIES, INC.
     (Exact name of registrant as specified in its charter)

         Maryland            1-14445           58-0281900
      (State or other      (Commission           (I.R.S.
      jurisdiction of     File Number)          Employer
     incorporation or                        Identification
       organization)                               No.)


                      780 Johnson Ferry Road,
                            Suite 800,
                      Atlanta, Georgia 30342
      (Address of principal executive officers) ( Zip Code)
       Telephone number, including area code:   (404) 443-2900


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written  communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting  material pursuant to Rule 14a-12 under  the  Exchange
    Act (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition
            ----------------------------------------------

      On March 1, 2005, Havertys Furniture Companies, Inc. issued a press release regarding its results of operations for the year ended December 31, 2004, a copy of which is furnished under this
Item 2.02 as Exhibit 99.1 hereto. The attached Exhibit 99.1 is not filed, but is furnished to comply with Regulation FD. The information disclosed in this Item 2.02 Current Report on Form 8-K is not considered to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 and is not subject to the liabilities of that section.

    99.1      Press Release dated March 1, 2005.


Item 8.01.  Other Events
            ------------

        On March 1, 2005, Havertys issued a press release announcing the declaration of a quarterly cash dividend. A copy of this press release is attached as Exhibit 99.2 and is incorporated herein by reference.


Item 9.01.  Financial Statements, Pro Forma Financial Information
            and Exhibits
            -----------------------------------------------------

  (c)  Exhibits
       --------

    99.2      Press Release dated March 1, 2005.



                           SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            HAVERTY FURNITURE COMPANIES, INC.


March 3, 2005               By:   /s/ Jenny H. Parker
                               ---------------------------------
                                    Jenny H. Parker
                            Vice President, Secretary and Treasurer

                          EXHIBIT INDEX


    99.1      Press Release dated March 1, 2005.

    99.2      Press Release dated March 1, 2005.